UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2020

MEDNAX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace

Sunrise, Florida 33323

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code (954) 384-0175

N/A

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2020, MEDNAX, Inc., a Florida corporation (the “Company”), announced that as part of its efforts to mitigate the financial impact of the COVID-19 pandemic on the Company, the Company’s Board of Directors, named executive officers and other members of its senior leadership team have agreed to various temporary reductions in cash compensation.

The members of the Company’s Board of Directors have agreed to forego their annual cash retainer and cash meeting payments until such fees are reinstated by the Board.

Stephen D. Farber, the Company’s Executive Vice President and Chief Financial Officer, Dominic J. Andreano, the Company’s Executive Vice President, General Counsel and Secretary, John C. Pepia, the Company’s Chief Accounting Officer, and Nikos Nikolopoulos, the Company’s Chief Strategy and Growth Officer, have each agreed to forego 50% of their annual base salary for the period April 1, 2020 through June 30, 2020, which may be extended by mutual agreement between the Company and such executive. The Company and each of the executives have agreed that such reduction in annual base salary does not constitute “Good Reason” under their respective employment agreements with a wholly-owned subsidiary of the Company and will not apply for any other purposes under such employment agreements. Roger J. Medel, M.D., the Company’s Chief Executive Officer, currently receives an annual base salary of $1.00.

Other members of the Company’s senior leadership team have also agreed to forego portions of their annual base salaries for the period April 1, 2020 through June 30, 2020, and the Company anticipates that additional members of its senior leadership team will also agree to such reductions, retroactive to April 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDNAX, INC.

Date: April 7, 2020	By:	/s/ Stephen D. Farber
Stephen D. Farber Chief Financial Officer